Prepayment for Advertisting	12 Months Ended
Sep. 30, 2021
Prepayment For Advertisting [Abstract]
PREPAYMENT FOR ADVERTISTING

NOTE 6 — PREPAYMENT FOR ADVERTISTING

On September 6, 2021, the Company entered into an advertising service agreement with third-party Guangdong Fengyang Legend Consulting Co., Ltd., (“Fengyang Legend”), pursuant to which, Fengyang Legend will assist the Company to develop and produce TV advertising film for the Company in order to promote the Company’s sales of its major TCMD product, Bainian Pill and Guben Yanling Pill, coordinate the specific TV Channel to broadcast the advertising film to targeted geographic market areas. Total contracted advertising service fee is RMB 55 million (approximately $8.5 million) with adverting consulting service period of one year from October 1, 2021 to September 30, 2022. Based on contract terms, the Company is required to make 30% advance payment to Fengyang Legend within 7 business days upon signing the service agreement and make additional 58% of the contract price to Fengyang Legend once the specific TV channel used for broadcast the TV film is determined. As of September 30, 2021, total RMB 48.4 million (approximately $7.5 million) has been prepaid to Fengyang Legend for TV film production and coordinating the TV channels for broadcasting, and was recorded as prepayment for advertising services on the balance sheets. Such prepayment has been expensed when the first time the advertising took place, in October 2021. The remaining RMB 6.6 million (approximately $1 million) represents the monthly advertising fees to be paid in 13 installments when the advertising film is broadcasted through the designated TV channels and will be expensed as occurred.